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                                                                      EXHIBIT 21



                             JOHNSON CONTROLS, INC.

Following is a list of significant subsidiaries of the Company, as defined by section 1.02(w) of Regulation S-X.

                                                                                             JURISDICTION
                                                                                             WHERE
                                                                                             SUBSIDIARY IS
NAME                                                                                         INCORPORATED
-------------------------------------------------------------------------------------------- -------------
Beijing Johnson Controls Co. Ltd.                                                               China

Brookfield LePage Johnson Controls Facility Management Services, Ltd.                           Canada

Building Services S.r.l.                                                                        Italy

Cointer S.r.l.                                                                                  Italy

Comerit S.r.l.                                                                                  Italy

Commerl S.r.l.                                                                                  Italy

Controles Reynosa SA de CV                                                                      Mexico

Cybertron Systems Pty. Ltd.                                                                     South Africa

Ensamble de Interiores Automotrices, S. de R.L. de C.V.                                         Mexico

Hoover Universal, Inc.                                                                          Michigan

Hyperion Corp.                                                                                  Michigan

Ikeda IOM Holdings                                                                              Malaysia

Intertec Systems, LLC                                                                           Michigan

JCI Regelungstechnik GmbH                                                                       Germany

Johnson Control SpA                                                                             Italy

Johnson Controls & Summit Interiors Ltd.                                                        Thailand

Johnson Controls (India) Private Limited                                                        India

Johnson Controls (M) Sdn Bhd                                                                    Malaysia

Johnson Controls (S) Pte. Ltd.                                                                  Singapore
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                                                                      EXHIBIT 21



Johnson Controls (UK) Ltd.                                                                      U.K.

Johnson Controls Alagon, S.A.                                                                   Spain

Johnson Controls Australia Pty. Ltd.                                                            Australia

Johnson Controls Austria GmbH                                                                   Austria

Johnson Controls Automation Systems BV                                                          Netherlands

Johnson Controls Automobilove Soucastky s.r.o.                                                  Czech Republic

Johnson Controls Automotive (Belgium) NV                                                        Belgium

Johnson Controls Automotive (Pty) Ltd.                                                          South Africa

Johnson Controls Automotive (UK) Ltd.                                                           U.K.

Johnson Controls Automotive Electronics SA                                                      France

Johnson Controls Automotive France S.A.S.                                                       France

Johnson Controls Automotive Mexico SA de CV                                                     Mexico

Johnson Controls Automotive NV                                                                  Belgium

Johnson Controls Automotive S.r.l.                                                              Italy

Johnson Controls Automotive SA                                                                  France

Johnson Controls Automotive Spain S.A.                                                          Spain

Johnson Controls Automotive Systems KK                                                          Japan

Johnson Controls Automotive Systems SRL                                                         Argentina

Johnson Controls Batterien GmbH & Co. KG                                                        Germany

Johnson Controls Batterien Verwaltungsgesellschaft mbH                                          Germany

Johnson Controls Batteries (UK) Ltd.                                                            U.K.

Johnson Controls Batteries France SAS                                                           France

Johnson Controls Battery Group, Inc.                                                            Wisconsin

Johnson Controls Battery Sweden Kommanditbolag                                                  Sweden

Johnson Controls de Mexico SA de CV                                                             Mexico
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                                                                      EXHIBIT 21


Johnson Controls do Brasil Automotive Ltda.                                                     Brazil

Johnson Controls Espana S.L.                                                                    Spain

Johnson Controls Eurosit SL                                                                     Spain

Johnson Controls France S.A.                                                                    France

Johnson Controls GmbH                                                                           Germany

Johnson Controls GmbH & Co. KG                                                                  Germany

Johnson Controls Headliner GmbH                                                                 Germany

Johnson Controls Holding Company, Inc.                                                          Delaware

Johnson Controls Holding SAS                                                                    France

Johnson Controls Hong Kong Ltd.                                                                 Hong Kong

Johnson Controls IFM Phils Corp                                                                 Philippines

Johnson Controls II Assentos de Espuma, S.A.                                                    Portugal

Johnson Controls Integrated Facility Management BV                                              Netherlands

Johnson Controls Interiors GmbH & Co. KG                                                        Germany

Johnson Controls Interiors LLC                                                                  Michigan

Johnson Controls International spol s.r.o.                                                      Czech Republic

Johnson Controls International spol s.r.o.                                                      Slovakia

Johnson Controls Investment Company, Inc.                                                       Delaware

Johnson Controls Investments (U.K.) Ltd.                                                        U.K.

Johnson Controls KK                                                                             Japan

Johnson Controls Ltd.                                                                           Canada

Johnson Controls Martorell, S.A.                                                                Spain

Johnson Controls Nederland BV                                                                   Netherlands

Johnson Controls Norden AS                                                                      Norway

Johnson Controls Objekt Bochum GmbH & Co. KG                                                    Germany
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                                                                      EXHIBIT 21


Johnson Controls Objekt Zwickau GmbH & Co. KG                                                   Germany

Johnson Controls PanAmerica LLC                                                                 Pennsylvania

Johnson Controls Roth Freres Insitu Technologie GmbH & Co. KG                                   Germany

Johnson Controls Roth SAS                                                                       France

Johnson Controls SA/NV                                                                          Belgium

Johnson Controls Sachsen-Batterien Beteiligungs GmbH                                            Germany

Johnson Controls Sachsen-Batterien GmbH & Co. KG                                                Germany

Johnson Controls SRL                                                                            Italy

Johnson Controls Sweden AB                                                                      Sweden

Johnson Controls Systems A.G.                                                                   Switzerland

Johnson Controls Technology Company                                                             Michigan

Johnson Controls Valladolid SAU                                                                 Spain

Johnson Controls World Services Inc.                                                            Florida

MC International SA                                                                             France

Optima Batteries AB                                                                             Sweden

Optima Batteries, Inc.                                                                          Colorado

Sicar BV                                                                                        Netherlands

Sistemas Automotrice Summa SA de CV                                                             Mexico

TechnoTrim, Inc.                                                                                Michigan

Trim Masters Inc.                                                                               Kentucky
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